2010 Annual Stockholders’ Meeting TUESDAY, MAY 11, 2010 Exhibit 99

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Stockholders’ Meeting
2010 Annual Meeting
Chairman’s Remarks
2009: Many Successes – We Did What We Said
2010: Well Positioned to Drive Growth
1st Quarter 2010 Results
Questions & Answers
May 11, 2010

2010 Board of Directors
William L. Bax
Frank E. English, Jr.
Ilene S. Gordon
Elbert O. Hand
David S. Johnson
Kay W. McCurdy
Norman L. Rosenthal, Ph.D.
James R. Wimmer
Also in attendance:
A. James Gallagher, Jr. – Former CEO

5 Stockholders’ Meeting 2010 Annual Meeting May 11, 2010

Stockholders’ Meeting
2010 Annual Meeting
Chairman’s Remarks
2009: Many Successes – We Did What We Said
2010: Well Positioned to Drive Growth
1st Quarter 2010 Results
Questions & Answers
May 11, 2010

Safe Harbor Statement Under the
Private Securities Litigation Reform Act of 1995
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.   Examples of
forward-looking statements include, but are not limited to, statements relating to our future results, areas of future revenue growth, anticipated contingent commission revenue, anticipated performance of our clean-energy investments, impact of expense reductions, future acquisition activity, and the future of the insurance and insurance brokerage industries.  Forward-looking statements made by or on behalf of us are subject to risks and uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements, including but not limited to the following:
our commission revenues are highly dependent on premiums charged by insurers, which are subject to fluctuation;
alternative insurance markets continue to grow, which could unfavorably impact commission and favorably impact fee revenue, though not necessarily to the same extent;
our revenues vary significantly from period to period as a result of the timing of policy inception dates and the net effect of new and lost business production;
we face significant competitive pressures;
disruptions in the credit and financial markets could limit our access to capital and credit and make it more difficult for us to obtain financing for our operations or investments or increase our cost of obtaining financing;
the recent recession and the current or any future economic downturn could adversely affect our business in a number of ways, including by causing our clients to purchase less insurance coverage, by leading to a continued reduction in the number of claims processed by us, or by causing insurance companies with which we do business to experience liquidity problems, withdraw from writing certain coverages, or fail;
our ability to grow has been enhanced through acquisitions, which may or may not be available on acceptable terms in the future and which, if consummated, may or may not be advantageous to us;
our debt agreements contain restrictions and covenants that could significantly impact our ability to operate our business;
we could incur substantial losses if one of the commercial banks we use fails;
our non-U.S. operations expose us to certain risks such as exchange rate fluctuations, geopolitical risk, and risks related to regulatory requirements including those imposed by the U.S. Foreign Corrupt Practices Act;
we are subject to insurance industry regulation worldwide, and such regulations could change at any time;
changes in our accounting estimates and assumptions could adversely affect our financial position and operating results;
we are subject to a number of contingencies and legal proceedings;
rising employee benefits costs (including pension expense) could reduce our profitability;
our effective income tax rate and obligations under tax indemnity agreements may be subject to increase as a result of changes in income tax laws, unfavorable interpretations of past, current or future tax laws or developments resulting in the loss or unavailability of historically claimed tax credits under Section 29 of the Internal Revenue Code (IRC);
there are significant uncertainties related to our IRC Section 45-related investments, which must be favorably resolved in order for us to recoup these investments and generate earnings on them; and
operations at our IRC Section 45 facilities could subject us to environmental and product liability claims and environmental compliance costs.
For a further discussion of certain of the matters described above see Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the period ended December 31, 2009.

Certain Non-GAAP Financial Measures
This presentation contains supplemental non-GAAP financial information within the meaning of Regulation G as promulgated by the SEC because it is derived from our consolidated financial information but is not required to be presented in financial statements that are prepared in conformity with U.S. generally accepted accounting principles (GAAP). Consistent with Regulation G, a description of such non-GAAP information is provided below and a reconciliation of certain of such items to GAAP is provided on our Web site at www.ajg.com or in our quarterly earnings releases.
EBITDAC represents earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables. Adjusted EBITDAC represents EBITDAC excluding the impact of gains realized from books of business sales, net supplemental commission timing, workforce related charges, lease termination related charges and foreign currency translation. The
EBITDAC and adjusted EBITDAC information included in this presentation is taken from our quarterly earnings releases for the quarterly periods ended December 31, 2009 and
March 31, 2010, which include reconciliations of these items to GAAP.
We believe the non-GAAP financial information included in this presentation provides meaningful additional information, which may be helpful to investors in assessing certain aspects of our operating performance and financial condition that may not be otherwise apparent from the information we provide in accordance with GAAP. Our industry peers provide similar non-GAAP supplemental information, although they may not use the same or comparable terminology and may not make identical adjustments. This non-
GAAP information provided by us should be used in addition to, but not as a substitute for, the information presented in accordance with GAAP.

9 Stockholders’ Meeting 2010 Annual Meeting Chairman’s Remarks 2009: Many Successes – We Did What We Said May 11, 2010

Many Successes – 2009
Closed Liberty Mutual/Wausau deal – 2/27/09
Established energy hubs – London, Houston,
Calgary, Western Australia
Hired new production talent – enhanced capabilities
Gallagher Bassett Services received Reader’s
Choice Award for second year in a row*
Gallagher Benefit Services received Reader’s Choice
Silver Circle Award*
Risk Placement Services named largest MGA*
*According to Business Insurance
magazine

11 Many Successes – 2009 Regained ability to accept retail contingent commissions Completed $150m private debt placement at 5.85% rate Built 8 clean-energy facilities

We Did What We Said
In 2009
Transitioned 2008 M&A into 2009
—
$25m to $30m EBITDAC
Harvested cost-containment initiatives
—
$25m to $30m EBITDAC
Integrated Liberty Mutual/Wausau
—
Approx. $10m in EBITDAC in 2009
As a result, we grew EBITDAC by $50m in 2009
up 17%
And maintained $1.28 dividend
See non-GAAP financial measures discussion.

Despite Challenges
Headwinds Continued
Soft P&C Insurance Market
—CIAB* member survey –
5% to 6% average pricing
decline
Economic Issues
—Reduced payrolls, exposure units and claim
counts
—Lag effect in brokerage renewals
—Lower investment yields
Challenges Continue in 2010
*Council of Insurance Agents & Brokers

Full Year 2009 Reported Operating Results
$ in millions except per share and revenue per employee
See non-GAAP financial measures discussion.
Total Brokerage and Risk Management:
$
$
$
$
$
$
$
$
5% 171,300 179,566 Revenue per employee
9% 1.41 1.53 Diluted EPS
11% 18% 20% EBITDAC margins
17% 291.0 340.5 EBITDAC
5% 1,652.7 1,729.4 Revenues
%
Change 2008 2009

2009 Operating Segment Results
$ in millions except per share and revenue per employee
See non-GAAP financial measures discussion.
Brokerage Segment:
Risk Management:
2% 119,175 $ 121,144 $ Revenue per employee
16% 12.8% 14.9% Adjusted EBITDAC margins
15% 58.2 $ 67.1 $ Adjusted EBITDAC
$
$
$
$
$
$
$
$
-3% 464.9 453.2 Revenues
5% 206,682 216,672 Revenue per employee
15% 18.5% 21.2% Adjusted EBITDAC margins
26% 211.7 265.9 Adjusted EBITDAC
7% 1,187.8 1,276.2 Revenues
% Change 2008 2009

Gallagher Returns Since May 2009
Broker Basket (equal weight) includes AJG
Total Returns May 12, 2009 - May 10, 2010
(Returns since last year's meeting)
AJG 25%
Broker
Basket 20%
S&P 500 30%
Fin'l Index
(S&P 500) 35%
-5%
0%
5%
10%
15%
20%
25%
30%
35%
40%
Jun-09 Aug-09 Oct-09 Dec-09 Feb-10 Apr-10
AJG Broker Basket S&P 500 Fin'l Index (S&P 500)

Gallagher Stock Perform Through
Economic Recession*
Broker Basket (equal weight) includes AJG
Total Returns January 1, 2008 - March 31, 2010
AJG 15%
Broker Basket -5%
S&P 500 -16%
Fin'l Index
(S&P 500) -42%
-75%
-70%
-65%
-60%
-55%
-50%
-45%
-40%
-35%
-30%
-25%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10
AJG Broker Basket S&P 500 Fin'l Index (S&P 500)
*According to the National Bureau of Economic Research recession began December 2007

Gallagher 10 Year Total Return & Price
Appreciation versus S&P 500
Total Returns January 1, 2000 - March 31, 2010
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
110%
120%
AJG Total Return AJG Price Appreciation
S&P 500 Total Return S&P 500 Price Appreciation
Power of
Dividends
10 Years
AJG Total
Return 119%
AJG Price
Appreciation 52%
S&P 500 Price
Appreciation -20%
S&P 500 Total
Return -4%

19 Business Generates Cash See non-GAAP financial measures discussion. (In millions) - Dividend $0 $50 $100 $150 $200 $250 $300 $350 2003 2004 2005 2006 2007 2008 2009 Cash Generation EBITDAC

Uses of Cash
Return cash to stockholders
Pay dividends – $1.28/share, a 5.3% yield at
May 7, 2010
Repurchase shares but currently favor dividends
Buy brokers
Mix of cash and/or stock
Currently 75% stock and 25% cash
Neither segment needs substantial capital
or cap-ex

Prudent Balance Sheet
Source for S&P 1000: Thomson Reuters Spreadsheet Link. Unfunded pension liabilities available on an annual basis only and may not reflect 2009 amounts in all cases.
*Global Insurance Brokers’ EBITDAC adjusted for restructuring charges & unusual items
Flexibility Remains – $400m available line of credit capacity at March 31, 2010.
3.8x 2.6x 1.7x Debt to EBITDAC*
42% 45% 39% Debt to Total Capital
3.6x 2.0x 1.6x Debt to EBITDAC*
Including Unfunded Pension Liability
41% 39% 38% Debt to Total Capital (Debt/(Debt + Equity))
893 Stockholders’ Equity
550 Total Debt
S&P 1000
2009
Global
Insurance
Broker
Avg. 2009
Gallagher
2009 ($ millions)

22 Stockholders’ Meeting 2010 Annual Meeting Chairman’s Remarks 2009: Many Successes – We Did What We Said 2010: Well Positioned to Drive Growth May 11, 2010

Well Positioned Coming into 2010
Challenging headwinds continue
Rollover of 2009 M&A into 2010 – $12m to $15m
EBITDAC – includes Liberty Mutual/Wausau
Cost containment – net $20m reduction in costs
Potential – up to $6m to $10m net earnings from
clean energy facilities in 2010 and up to $40m a
year from 2011 through 2019
Up to $10m in additional contingent commissions
in 2011
See non-GAAP financial measures discussion.

2010 – Driving Global Growth
Cross-selling and new sales initiatives
SalesForce
CS | 10
Sales Goal 2010
New producer and sales team hires
Expanded worldwide capabilities through
Gallagher Optimus Network
Compensation from carriers

2010 – Driving Global Growth
Opportunistic acquisitions
Securitas – Brazil
FirstCity – London
Developing our next generation
Gallagher EDGE Program
—
Mentoring new producers
—
Focused training
—
Cross-divisional
Gallagher Internship Program
—
160 college students
—
Allows company to identify and develop future professionals

26 Stockholders’ Meeting 2010 Annual Meeting Chairman’s Remarks 2009: Many Successes – We Did What We Said 2010: Well Positioned to Drive Growth 1st Quarter 2010 Results May 11, 2010

1
st
Q 2010 Segment Operating Results
$ in millions
See non-GAAP financial measures discussion.
Total Brokerage and Risk Management:
$
$
$
$
6% 17.4% 18.5% Adjusted EBITDAC margins
11% 68.8 76.5 Adjusted EBITDAC
3% 401.7 414.9 Revenues
%
Change 1Q 09 1Q 10

Going Forward Our Focus Is On…
Growth and performance improvement
Increase new sales and client retention
Continue cost containment
Investing for the future
Enhancing technology to support future growth
Online and classroom sales/service training
Retaining the Gallagher culture
Niche expertise
Teamwork
Community/industry involvement
And rewarding our stockholders
Dividends
Stock price appreciation

29 Questions & Answers Questions & Answers

2010 Annual Stockholders’ Meeting TUESDAY, MAY 11, 2010